UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/07/2011

DESTINATION MATERNITY CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-21196

Delaware	13-3045573
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

456 North 5th Street
Philadelphia, PA 19123
(Address of principal executive offices, including zip code)

(215) 873-2200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On April 7, 2011, Destination Maternity Corporation (the "Company") issued a press release announcing its sales results for the month of March 2011 and for the second quarter ended March 31, 2011. In the release, the Company also provided guidance information related to earnings for its quarter ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The disclosure in this Current Report, including in the Exhibit attached hereto, of any financial information shall not constitute an admission that such information is material.

Item 9.01.    Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K:

Exhibit No.   Description

99.1          Press Release of the Company issued April 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION MATERNITY CORPORATION

Date: April 08, 2011	By:	/s/ Edward M. Krell
Edward M. Krell
Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of the Company dated April 7, 2011